Exhibit 99.1

June 2007 Sandler O’Neill Conference

1 The following information contains certain forward-looking statements that reflect the Company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the Company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements are based upon information available to the Company on the date of this presentation. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission. Disclaimer

 Interactive Brokers Group became a public company on May 3, 2007 Optimizing the allocation of resources on a global network of electronic platforms is a major trend of our times Electronic exchanges, market makers, brokers and customers form the network Through our connections to 65 exchanges around the world, where we act in most cases both as market makers and brokers, we provide liquidity and the capability to trade stocks, options, futures, forex and bonds in ten different currencies from one account on one screen We built our brokerage system for financial professionals, both for their personal and organizational accounts We have an established platform from which to expand further to new exchanges, products and customers 30 years of single-minded focus on automation enabled us to generate more than $1 million of pretax profit per year per employee, for the past two years 2 Introduction

Our Competitive Strengths Automated proprietary platform – Automation – An overwhelming competitive advantage Execute on 65 electronic exchanges and ECNs, in 23 countries, in 13 currencies Transact 15% of the world’s and 20% of the US listed equity based options volume Executed, cleared and settled 518,000 trades per day in 2006, with an average of 505 employees Makes us one of the lowest cost producers in our industry, able to compete with lowest dealing spreads, lowest commissions, lowest financing rates and fees Financial summary: 3 Av. profit growth 17% 91 85 492 114 97 346 113 127 365 122 152 290 145 215 569 178 313 762 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 in Millions 2001 2002 2003 2004 2005 2006 Years Fixed Costs Variable Costs Profit

 Historical PL 4 Summary Financial Results (In millions) 2001 2002 2003 2004 2005 2006 Revenues: Trading gains $596 $472 $488 $423 $640 $805 Commissions and execution fees $44 $64 $93 $112 $132 $174 Net interest $17 $13 $13 $22 $103 $188 Other income $11 $8 $11 $7 $54 $86 Total net revenues $668 $557 $605 $564 $929 $1,253 Non-interest expenses: Variable, execution and clearing $85 $97 $127 $152 $215 $313 Fixed Expenses $91 $114 $113 $122 $145 $178 Total non-interest expenses $176 $211 $240 $274 $360 $491 Income before income tax $492 $346 $365 $290 $569 $762 % of Net Revenue 74% 62% 60% 51% 61% 61% Year Ended December 31,

Electronic Brokerage Market Making 5 Quarterly Data 2007 1Q 2Q 3Q 4Q 1Q ($ in 000s) Commissions and execution fees $39,366 $45,777 $42,817 $46,480 $56,336 Net interest income 9,591 12,707 14,712 16,906 18,264 65,159 76,189 75,384 81,646 94,500 Non-interest expenses 43,315 46,662 49,245 60,554 59,828 Income before income tax 21,844 29,527 26,139 21,092 34,672 Commissions/Cleared DART (in $'s) $4.22 $4.34 $4.51 $4.68 $4.87 Net revenues/Account (in $'s) $975 $1,057 $1,018 $1,063 $1,157 2007 1Q 2Q 3Q 4Q 1Q ($ in 000s) Trading gains $225,738 $173,768 $229,800 $178,427 $193,488 Net interest income 27,762 34,103 32,642 33,888 33,540 263,075 211,814 264,609 215,232 233,294 Non-interest expenses 68,516 77,363 71,239 74,788 79,283 Income before income tax 194,559 134,451 193,370 140,444 154,011 Options contracts volume 89,704 104,348 85,760 92,118 99,603 2006 (unaudited) 2006 (unaudited) Net revenues Net revenues

Global and US market share in exchange traded equity options 6 Market Share 1Q2006 21.7% 15.6% 2Q2006 22.6% 16.7% 3Q2006 21.1% 15.8% 4Q2006 20.2% 15.5% 1Q2007 19.9% 14.8% Period U.S. Market Share Global Market Share

Exchanges are attempting to raise revenues by introducing different rules Priority and Precedence Payment for Order Flow Exchange Fees Cancellation Fees Some of the growth in exchange traded volume is not real (large crosses for Dividends and Interest) Professional institutional customers are competing with Market Makers on favorable terms Pending rules to stop subsidies Cancellation fees Penny pricing Average daily volume up 99% Profit per contract down 32% Average daily profit up 36% On the long term, as always, we benefit from automation. Our technology enables us to quote tighter spreads that bring more volume to the market and others have difficulty competing with us 7 Changes in Market Making

 8 Historical Trends Market Maker Options Volume and Trading Revenues 0 20 40 60 80 100 120 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Volume in Contracts (in MM's) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Trading Gains (in MM's) Annual Trading Rev MM Options Volume Qtrly Trading Rev 0 20 40 60 80 100 120 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Volume in Contracts (in MM's) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Trading Gains (in MM's) Annual Trading Rev MM Options Volume Qtrly Trading Rev Electronic Brokerage Volume and Commission Revenues 0 10 20 30 40 50 60 70 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Volume in Contract Equivalents (in MM's) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Commissions and Execution Fees Annual Comm Rev Brokerage Volume- CLEARED Qtrly Comm Rev (in MM's) Electronic Brokerage Market Making

 Market structure imbalances will resolve themselves Expanding market making to more exchanges and more products will stabilize our results US market structure imbalances represent great opportunities for our electronic brokerage business, 1Q2006 to 1Q2007: DARTs up 28% Deposits up 51% Net revenues up 45% Our Goals: To be the global broker for financial professionals wherever they are and whatever they want to trade Building the technology to provide liquidity and to execute and clear all exchanges and all products around the world is what we are good at Integrating all these processes on one platform gives us competitive advantages in efficiency and cost that we pass on to our customers To really understand our business you should open an account with us 9 The Future